EXHIBIT 32.1

 CERTIFICATION UNDER SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
         "CORPORATE RESPONSIBILITY FOR FINANCIAL REPORTS"

I, Frederick A. Krehbiel, Co-Chairman and Chief Executive Officer of Molex Incorporated, certify that:

1.  The quarterly report on Form 10-Q for the quarter ended March
31, 2005, as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of section
13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in this quarterly report fairly presents, in all material respects, the financial condition of the Company.


Date: May 10, 2005                  /S/ FREDERICK A. KREHBIEL

                                    __________________________
                                    Frederick A. Krehbiel
                                    Co-Chairman and
                                    Chief Executive Officer

The foregoing certification is being furnished solely pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350,
Chapter 63 of Title 18, United States Code) and is not being filed as part of the Report or as a separate disclosure document.

A signed original of this written statement required by Section
906 has been provided to Molex Incorporated and will be retained by Molex Incorporated and furnished to the Securities and Exchange Commission or its staff upon request.


                           EXHIBIT 32.2

 CERTIFICATION UNDER SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
         "CORPORATE RESPONSIBILITY FOR FINANCIAL REPORTS"


I, Robert B. Mahoney, Executive Vice President and Chief Financial Officer of Molex Incorporated, certify that:

1.  The quarterly report on Form 10-Q for the quarter ended March
31, 2005, as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of section
13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in this quarterly report fairly presents, in all material respects, the financial condition of the Company.


Date: May 10, 2005                    /S/ ROBERT B. MAHONEY
                                      ________________________
                                      Robert B. Mahoney
                                      Executive Vice President and
                                      Chief Financial Officer






The foregoing certification is being furnished solely pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350,
Chapter 63 of Title 18, United States Code) and is not being filed as part of the Report or as a separate disclosure document.

A signed original of this written statement required by Section
906 has been provided to Molex Incorporated and will be retained by Molex Incorporated and furnished to the Securities and Exchange Commission or its staff upon request.